UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  June 22, 1998



Commission        Registrant; State of Incorporation;     IRS Employer
File Number       Address; and Telephone Number           Identification Number
-----------       -----------------------------           ---------------------
1-13739           UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY           86-0062700
                  (An Arizona Corporation)
                  220 West Sixth Street
                  Tucson, AZ  85701
                  (520) 571-4000

Item 5. Other Events
--------------------

Changes  in  Executive  Officers  and  Directors   of   the
-----------------------------------------------------------
Registrants
-----------

      On  June  23, 1998, James S. Pignatelli  was  elected
Chairman,   President  and  Chief  Executive   Officer   of
UniSource Energy Corporation, replacing Charles E. Bayless,
who  has accepted the positions of Chairman, President  and
CEO  of  Illinova Corporation, based in Decatur,  IL.   The
Company's  Board  of Directors also elected  Pignatelli  to
replace  Bayless as Chairman, President and CEO  of  Tucson
Electric  Power  Company  (TEP),  the  Company's  principal
subsidiary.  Pignatelli, 54, has been Senior Vice President
and  Chief  Operating Officer of TEP since  1996.   He  was
named  UniSource  Energy Senior Vice  President  and  Chief
Operating Officer upon the formation of UniSource Energy as TEP's holding company. In 1998, he was named Executive
Vice President of TEP and was elected to TEP's Board of Directors.

      Additionally, Ira R. Adler, UniSource  Energy  Senior
Vice  President  and  Chief Financial  Officer,  was  named
Executive Vice President and elected to the Company's Board of Directors. George W. Miraben, TEP Senior Vice President of Policy and Human Resources, was named TEP Executive Vice
President and elected to the TEP Board of Directors.

     The changes are effective July 6, 1998.


ACC Order Regarding Stranded Cost Recovery
------------------------------------------

      On  June 22, 1998, the Arizona Corporation Commission
(ACC)  adopted  an  order  which outlines  its  policy  for
stranded   cost   recovery  by  Arizona  utilities   in   a
competitive  energy  market.  The  ACC  Competition  Rules,
adopted  in  December 1996, phase-in the  state's  electric
industry  to  generation competition beginning  January  1,
1999.   The  order  is an amended version of  the  original
order  proposed by the ACC Hearing Officer on May 6,  1998.
The proposed order was discussed in the Company's and TEP's
Report on Form 10-Q for the period ended March 31, 1998.

       The  order  provides two methods for  stranded  cost
recovery  for the Affected Utilities (such as TEP,  Arizona
Public  Service,  Citizens Utilities Company,  and  several
electric cooperatives): (1) Divestiture/Auction Methodology
and   (2)  Transition  Revenues  Methodology.   The   order
encourages,  but  does  not require,  full  divestiture  of
generating  assets.   The  order  states  that  only  those
Affected Utilities choosing divestiture shall have the opportunity to recover 100% of unmitigated stranded costs.
The key components of the order are summarized below:

   Divestiture/Auction Methodology
   -------------------------------

     -- Affected Utilities choosing divestiture must file a divestiture plan for ACC approval no later than October 1, 1998. Divestiture must be completed by January 1, 2001.

     -- An Affected Utility's generation affiliate may acquire the generation assets of its parent or sister company, or the generation assets of another Affected Utility if it establishes that it is the highest bidder and that the acquisition will not result in the entity having more than 40% of the state's total generation megawatts of capacity.

     -- An Affected Utility that divests all its generation costs to non-affiliated entities, that results in negative stranded costs (not including regulatory assets), shall be entitled to keep 50% of the negative stranded costs.

     -- The amount of stranded costs shall be the difference between the value of generation assets (generating plants, purchased power contracts, fuel contracts, and regulatory assets) under traditional regulation and the market value of the assets after divestiture. The definition of stranded costs shall include reasonable costs incurred for premiums, penalties or other payments necessary to effect divestiture, income tax ramifications of divestiture, redemption costs associated with tax-exempt two-county debt which may have to be redeemed upon transfer of the assets, and other reasonable costs necessarily incurred to accomplish divestiture. Unmitigated stranded costs shall also include reasonable employee severance and retraining costs necessitated by electric competition.

     -- An Affected Utility shall be permitted to collect 100% of its stranded costs, including a return on its unamortized balance over a ten-year period, with a true-up mechanism.

     -- The ACC will work with the Affected Utility to provide sufficient assurances in order to avoid triggering write-offs related to the application of FAS 71.

     -- All Affected Utilities' customers shall pay their appropriate share of stranded costs either through a Competitive Transition Charge (CTC) or a standard offer rate, collected over a maximum of ten years.

   Transition Revenues Methodology
   -------------------------------

     -- The order states that "this option would be to provide sufficient revenues necessary to maintain financial integrity, such as avoiding default under currently existing financial instruments for a period of ten years, at the end of which time there would be no remaining stranded costs, or for the Commission to otherwise provide an allocation of stranded cost responsibilities and risks between ratepayers and shareholders as is determined to be in the public interest for a given Affected Utility".

      Each Affected Utility must file its choice of options
for  stranded  cost  recovery  by  August  21,  1998.    In
addition,  the  Affected  Utility  will  need  to  file  an
implementation plan that would include the following  items
if  appropriate for their option choice: the estimation  of
stranded  costs  separated out into regulatory  assets  and
other  generation  related assets; a preliminary  plan  for
auction/divestiture;  the  minimum  financial   ratios   to
maintain financial viability for ten years; the amount of regulatory assets requested, how much of those assets are generation related, and the Commission Decision Number that approved such assets; and other information as necessary.

      The Company will cease accounting for its generation operations in accordance with the provisions of Statement of Financial Accounting Standard No. 71, Accounting for the
Effects of Certain Types of Regulation, at the time the Commission approves a cost recovery plan specific to TEP, including the specific amount of stranded costs that TEP can recover and a determination of a cost recovery method.
The amount and method of recovery that the Commission approves for the Company will determine whether write-offs will be incurred at that time. The Commission is not expected to make a final determination of a stranded cost recovery plan for the Company until at least the fourth quarter of 1998. The Company is unable to predict the amount of write-offs, if any, that may be incurred at that time.












                         SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiary.


                              UNISOURCE ENERGY CORPORATION
                              ----------------------------
                                      (Registrant)


Date: June 26, 1998
                                        Ira R. Adler
                              ----------------------------
                                        Ira R. Adler
                                 Senior Vice President and
                                 Principal Financial Officer



                              TUCSON ELECTRIC POWER COMPANY
                              -----------------------------
                                      (Registrant)


Date: June 26, 1998
                                       Ira R. Adler
                              -----------------------------
                                       Ira R. Adler
                               Executive Vice President and
                                Principal Financial Officer